UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/12/2008

OYO GEOSPACE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  333-36727

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On March 12, 2008, Concord Technologies, L.P., Geospace Engineering Resources International, LP, Geospace Technologies, LP, OYO Instruments, LP, and OYOG Operations, LP (collectively, the "Borrowers"), all Texas limited partnerships and subsidiaries of OYO Geospace Corporation, a Delaware corporation (the "Company"), entered into a Fifth Amendment to Loan Agreement with Regions Bank (f/k/a Union Planters Bank, N.A.). The Fifth Amendment to Loan Agreement amends the existing Loan Agreement dated November 22, 2004, among the Borrowers and Union Planters Bank, N.A., as amended by the First Amendment to Loan Agreement dated September 19, 2005, by the Second Amendment to Loan Agreement dated June 16, 2006, by the Third Amendment to Loan Agreement dated January 10, 2007, and by the Fourth Amendment to Loan Agreement dated October 12, 2007 (the "Loan Agreement").

The Fifth Amendment to Loan Agreement amends the Loan Agreement by, among other things, (i) increasing the permitted amount of the promissory note with Compass Bank, (ii) allowing for $18,000,000.00 of capital expenditures in fiscal year 2008 and $18,000,000.00 of capital expenditures in fiscal year 2009 and any fiscal year thereafter, and (iii) enabling an overdraft line of credit not to exceed $500,000.00 with a local Russian bank for OYO-GEO Impulse International, LLC, a Russian subsidiary of OYO Geospace Corporation.

The foregoing description of the Fifth Amendment to Loan Agreement is qualified in its entirety by reference to the Fifth Amendment to Loan Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

On March 13, 2008, OYOG Operations, LP, a Texas limited partnership and subsidiary of the Company ("OYOG Operations, LP"), entered into a promissory note, payable to Compass Bank (the "Promissory Note"). The Promissory Note replaces the promissory note dated September 10, 2003, made by OYOG Operations, LP in favor of Compass Bank in its entirety.

In the Promissory Note, OYOG Operations, LP, promises payment of $8,800,000.00, exclusive of interest, to Compass Bank in 239 monthly payments beginning on April 1, 2008. A final installment payment of the oustanding principal and accrued and unpaid interest is payable on March 13, 2028.

The Promissory Note is secured by a Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement dated and effective as of March 13, 2008, entered into by and between OYOG Operations, LP and Compass Bank (the "Deed of Trust").

Pursuant to the Promissory Note, the Company and Geospace Technologies, LP, a Texas limited partnership and subsidiary of the Company, have each entered into separate Guarantee Agreements, both dated March 13, 2008, with Compass Bank (collectively, the "Guarantee Agreements").

The Guarantee Agreements provide for irrevocable and unconditional guarantees of full and prompt payment and performance of the guaranteed indebtednes as defined therein.

The foregoing descriptions of the Promissory Note, Deed of Trust, and Guarantee Agreements are qualified in their entirety by reference to the Promissory Note, the Deed of Trust, the Guarantee Agreement of OYO Geospace Corporation, and the Guarantee Agreement of Geospace Technologies, LP, filed as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K, and are incorporated into this report by reference.

Item 9.01.    Financial Statements and Exhibits

10.1 Fifth Amendment to Loan Agreement dated March 12, 2008, among Borrowers and Regions Bank (f/k/a Union Planters Bank, N.A.)

10.2 Promissory Note dated March 13, 2008, made by OYOG Operations, LP payable to Compass Bank.

10.3 Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement, dated March 13, 2008, by and between OYOG Operations, LP and Compass Bank.

10.4 Guaranty Agreement dated March 13, 2008, by and between OYO Geospace Corporation and Compass Bank.

10.5 Guaranty Agreement dated March 13, 2008, by and between Geospace Technologies, LP, and Compass Bank.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: March 17, 2008	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Fifth Amendment to Loan Agreement dated March 12, 2008, among Borrowers and Regions Bank (f/k/a Union Planters Bank, N.A.)
EX-10.2	Promissory Note dated March 13, 2008, made by OYOG Operations, LP payable to Compass Bank
EX-10.3	Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement, dated March 13, 2008, by and between OYOG Operations, LP and Compass Bank
EX-10.4	Guaranty Agreement dated March 13, 2008, by and between OYO Geospace Corporation and Compass Bank
EX-10.5	Guaranty Agreement dated March 13, 2008, by and between Geospace Technologies, LP, and Compass Bank